UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Cypress Semiconductor Corporation

(Name of Registrant as Specified In Its Charter)

T.J. Rodgers

J. Daniel McCranie

Camillo Martino

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

T.J. Rodgers, J. Daniel McCranie and Camillo Martino (collectively, “CypressFirst”) have filed a definitive proxy statement and an accompanying GOLD proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of CypressFirst’s two director nominees at the 2017 annual meeting of stockholders of Cypress Semiconductor Corporation (the “Company”).

In connection with the Annual Meeting, CypressFirst prepared the following presentation entitled “Do What’s Right for Cypress”, (the “Presentation”). In addition, CypressFirst is making the following letter available, which was sent from Mr. Martino (with annotations by Mr. Rodgers) to a director of the Company, Michael Wishart, on May 1, 2017 (the “Letter”). Messrs. Rodgers, McCranie and Camillo may also use the Presentation and the Letter in discussions with Company stockholders and will post the Presentation and the Letter on cypressfirst.com.

“Do What’s Right For Cypress” (No. 2) May 3, 2017 Two Candidates With Exceptional Qualifications are Nominated for the Cypress Board of Directors (A Cypress Core Value)

Disclaimer T.J. Rodgers is the founding CEO of the Company. Rodgers, J. Daniel McCranie and Camillo Martino may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company. Rodgers, McCranie and Martino have filed a definitive proxy statement (the “CypressFirst Proxy Statement”) and accompanying GOLD proxy card with the Securities and Exchange Commission (the “SEC”) in connection with his solicitation of proxies for the Annual Meeting. Rodgers owns or controls voting of 8,727,619 shares of the Company’s common stock. McCranie and Martino own 25,000 and 10,000 shares, respectively, of the Company’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, are included in the CypressFirst Proxy Statement and may be included in other relevant documents to be filed with the SEC in connection with the Annual Meeting.   Rodgers, McCranie and Martino have mailed the definitive CypressFirst Proxy Statement and a GOLD proxy card pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE CYPRESSFIRST PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RODGERS, McCRANIE AND MARTINO HAVE FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.   Stockholders may obtain, free of charge, copies of the definitive CypressFirst Proxy Statement and any other related documents filed by CypressFirst with respect to the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov). In addition, copies of such materials, when available, may be requested free of charge from MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885 or by email: CypressFirst@mackenziepartners.com.

Why Cypress Needs Two New Directors Well over half of Cypress’s current revenue comes from M&A, which has always been critical to Cypress Since at least November 2016, Cypress has been forced to compete in the M&A market against Canyon Bridge Capital Partners, a new private equity (PE) firm that 1) acquires semiconductor companies, 2) has been funded with $1.5 billion by the Chinese government*, and 3) is managed and privately owned by “Founding Partners” Ray Bingham, Benjamin Chow and Hong John Kao It is apparent that Canyon Bridge Management Corp., which has just three owners, including Mr. Bingham, has already been paid $36 million in “management fees” since October 2016* (see page 10) Mr. Bingham also holds the position of executive chairman at Cypress. This “dual-hat” employment is a structural conflict of interest, as is clearly defined by the Cypress Code of Business Conduct and Ethics: “It is a conflict of interest to serve as a director of any company that competes with the Company [Cypress]” Cypress should not be forced to compete with its own executive chairman in the M&A market Ray Bingham’s new executive chairman position was sold to the Board last August as a “temporary position” to “mentor Hassane El-Khoury,” the new CEO, who is doing well and no longer needs an executive chairman mentor, which would save Cypress about $2.4 million per year For his part-time mentoring job at Cypress, Mr. Bingham receives $877,500 in annual salary plus target bonus, as well as having been granted $4.5 million in restricted stock units (RSUs) The RSUs vest over three years–hardly a “temporary timeframe” The RSUs vest with no performance criteria, unlike those of every other Cypress executive We sent two confidential letters to Cypress in December 2016 in an attempt to get the Board to address Mr. Bingham’s conflict of interest and gross overcompensation problems, but the Board and Lead Independent Director, Eric Benhamou, ignored the letters and have yet to address the underlying issues, other than to deny that they exist *Quotes from SEC Form ADV Part 2 Brochure: “Canyon Bridge Management Corp.,” 1/26/17

Why Cypress Needs Two New Directors Consequently, we were forced to file a “DE220” lawsuit, a legal process used in the Delaware Court of Chancery to compel the Cypress Board to disclose “books and records” related to Mr. Bingham’s conflict of interest The Cypress Board litigated vigorously in the DE220 lawsuit to prevent its data on the conflict of interest from seeing the light of day, but we won the Delaware lawsuit and have just started to receive Cypress “books and records” The Cypress Board recently filed Proxy Materials for the election of directors at the June 8 Cypress Annual Meeting. They are full of inaccuracies and gross omissions, including the failure to even acknowledge the findings of the Delaware Court of Chancery We have therefore been forced to file a second lawsuit in Delaware to compel the Cypress Board to meet its “Duty of Candor” under Delaware law to provide accurate and complete Proxy Materials to stockholders Our measured and modest proposed solution to the Cypress Board’s problems of overcompensation and conflict of interest problems is to seat two new exceptional directors (of seven) to address those problems privately, so we can end the litigation Our candidates, J. Daniel McCranie and Camillo Martino, both have superior qualifications to those of the current Cypress directors, as is clearly demonstrated on the candidate qualification chart on the next page Cypress continues to suffer from low gross margins (dropping to 39.3% in Q1’17 from 40.1% in Q4’16) that keep the company from engaging in critical M&A activities. Both of our candidates have the operating experience to effectively mentor the new CEO in this area and will do so without any additional compensation Settlement offer: If our candidates are seated under acceptable terms on the Cypress Board with appropriate committee assignments, we will drop our lawsuits and trust to the integrity of our candidates to solve the governance problems The offer above is our minimum requirement. It falls well short of our end goal, which is to eliminate gross governance problems at Cypress.

Our Candidates Are Better Qualified

	Non-Cypress Semiconductor Experience			Electrical Engineering Degrees	Industry Focus
	CEO	Public Boards	Operations		
Nominees: 2x	3	12	2	2	
McCranie, J. Daniel	✔✔	✔✔✔ ✔✔✔ ✔✔✔	✔	✔	Semiconductor
Martino, Camillo	✔	✔✔✔	✔	✔	Semiconductor
Current Directors: 7x	1	6	1	2	
Albrecht, W. Steve	x	x	x	x	Accounting
Benhamou, Eric A.	x	x	x	✔	Communications
Bingham, Ray	x	✔✔✔	x	x	Software
El-Khoury, Hassane	x	x	x	✔	Semiconductor
Kwon, O.C.	✔	✔✔	✔	x	Semiconductor
Van Den Hoek, Wilbert	x	x	x	x	Semiconductor Equipment
Wishart, Michael S.	x	✔	x	x	Investment Banking

Source: CY website, Bloomberg

www.CypressFirst.com

5

CypressFirst

CypressFirst Nominee – Camillo Martino

Camillo Martino



- Career semiconductor industry executive, focusing on corporate operations and international marketing
- Age: 55
- Education: B.App.Sc. (in Elec. Engineering), Melbourne Univ, 1983, & Grad Dip. (in Digital Comm.), Monash Univ. 1987
- Full CV, page A1

Operating Experience – 30 years in Tech Industry

- **CEO: Silicon Image** 2010-2015
- **COO: SAI Technology** 2008-2009
- **CEO: Cornice, Inc** 2005-2007
- **COO: Zoran** 2001-2005
- **Marketing & International Experience @ National Semiconductor** 1987-2000
  - North America, Business Unit Director 1997-2000
  - Tokyo, Business Unit Director 1991-1996
  - Hong Kong, Marketing 1990-1991
  - Australia, Technical Applications 1987-1990

Board Experience – 3 Public Boards (2 current), 3 Private Boards

- **Board of Directors: MagnaChip Semiconductor** 2016-present
- **Board of Directors: MosChip** 2017-present
- **Board of Directors: VVDN Technologies (Private)** 2016-present
- **Board Vice Chairman: SAI Technology (Private)** 2015-present
- **Board of Directors: Silicon Image, Inc.** 2010-2015
- **Board of Directors: SAI Technology, Inc.** 2007-2010
- **Board of Directors: Cornice (Private)** 2005-2007

6

www.CypressFirst.com

CypressFirst

CypressFirst Nominee – J. Daniel "Dan" McCranie

J. Daniel McCranie



- Senior semiconductor industry executive, skilled in electronic systems design, marketing, sales and management
- Over 14 years direct experience with Cypress as operating executive and board member
- Age: 73
- Education: BSEE Virginia Tech , 1966
- Full CV, page A2

Operating Experience–50 years in Tech Industry

- **CEO:** ◆ **SEEQ Technology (SEEQ)** 1986-1993 ◆ **Virage Logic (VIRL)** 2006-2010
- **EVP Sales and Marketing:** ◆**Cypress Semiconductor** 1994-2001 and 2014-2015 ◆ **SEEQ Technology** 1981-1986 ◆**Harris Corporation** 1980-1981
- **Design / Technical Sales Management:** ◆**AMD** ◆**AMI** ◆**Signetics** ◆**Digital Development** ◆ **General Dynamics** ◆**Pan American World Airways**

Board Experience – 10 Public Boards

COMPANY / DATES				CHAIR		COMMITTEES					SPECIAL ACTIONS			FINANCIALS FROM SALE ($M)		
COMPANY		START DATE	YEARS OF SERVICE	CHAIRMAN	EXEC CHAIR	COMP CMTE	AUDIT CMTE	CG&N CMTE	EXEC CMTE	OTHER CMTE	REPLACE CEO	LARGE ACQUISITION	SALE OF COMPANY	MKT CAP AT START	MKT CAP AT SALE	PERCENTAGE GAIN
MENTOR GRAPHICS	MENT	2012	5			✔		✔					✔	$1,600	$4,500	181%
FREESCALE CORP	FSL	2011	3	✔						✔	✔✔					
CYPRESS SEMI	CY	2005	9				✔	✔		✔		✔				
ACTEL CORP	ACTL	2004	6	✔		✔	✔		✔				✔✔	$210	$430	105%
VIRAGE LOGIC	VIRL	2003	7	✔	✔	✔	✔	✔	✔		✔✔	✔✔	✔✔	$180	$330	83%
ASAT HOLDINGS	ASTT	2002	2			✔	✔				✔					
ON SEMICONDUCTOR	ON	2001	16	✔	✔	✔	✔	✔	✔	✔	✔✔	✔				
XICOR CORP	XICO	2000	4	✔	✔	✔	✔	✔	✔		✔✔		✔✔	$40	$530	1225%
CALIFORNIA MICRO	CAMD	2000	4			✔	✔				✔					
SEEQ TECHNOLOGY	SEEQ	1986	8	✔		✔	✔		✔							

TOTAL YEARS OF BOARD SERVICE	64
TOTAL NUMBER OF BOARDS SERVED	10
TOTAL NUMBER OF CHAIR POSITIONS	6
TOTAL NUMBER OF EXEC CHAIR ROLES	3

TOTAL COMMITTEE ROLES	29
TOTAL CEO REPLACEMENT	6
TOTAL LARGE ACQUISITIONS	3
TOTAL SALE OF COMPANY ACTION	4

NOTE: If a double check (✔✔) appears in box, then McCranie led the special action

7

www.CypressFirst.com

CypressFirst

CypressFirst Nominator – T.J. Rodgers

T.J. Rodgers



Founding CEO of Cypress Semiconductor in 1982. Served as the Company's President and CEO until April 2016. Rodgers is the largest non-institutional Cypress stockholder controlling the vote of an aggregate of 8.7 million shares of common stock. Full CV on page A3.

- Founding CEO, Cypress Semiconductor 1982-2016
- Cypress **financial** summary 12/81-4/16: **$4.1 billion positive cashflow**
  - Took **startup to $1.8 billion** in revenue
  - Achieved world No. 1 rank: SRAMs, NOR Flash memories
  - **Raised funding of $4.4 billion** ($40M venture, $118M IPO & stock sales, $4.23B convertible/debt)
  - **Returned capital of $8.5 billion** ($4.00B stock repurchase, $1.48B debt repayment, $425M cash dividends, $2.60B SunPower spinout)
- Cypress **organizational** summary: **built a 6,000-person worldwide organization**
  - 4/83, $7.5 million, **Round A→(25 months)→IPO**: $70 million, 5/86
  - **32 acquisitions.** Revenue: $9.7 million, Q1'86 →$450 million, Q1'16
  - **Sunpower**: acquired 2002, spun out to stockholders 2008 (**$2.6 billion**)
  - **Built the infrastructure now dubbed "Cypress 3.0":**
    - Automotive (started automotive business unit, hired El-Khoury, Fujitsu acquisition, Spansion merger)
    - Communications (Broadcom IoT group acquisition)
    - USB Type-C (three USB acquisitions)
    - Hired hundreds of software and applications engineers
    - Created Programmable System on Chip (PSoC), internal startup
    - Named Hassane El-Khoury as successor
- Board of Directors: Water Bit (precision agriculture), Enphase (solar electronics), Enovix (silicon-lithium ion batteries), Bloom Energy (fuel cells). Rodgers has no interest in returning to management at Cypress.
- **PhD** Solid State Electronics, **Stanford** University 1975
- **BA** Physics and Chemistry, Salutatorian, **Dartmouth** College 1970

8

www.CypressFirst.com

M&A Is Mission-Critical to Cypress Source: CY SEC filings, press releases, earnings call transcripts Cypress’s Q4’16 and Q1’17 reports tout “Cypress 3.0” successes in several attractive markets–all dependent on M&A: Automotive: Fujitsu acquisition, Spansion merger Communications: Broadcom IoT group acquisition USB Type-C: three “tuck-in” USB acqusitions Cypress is stalled in M&A by two problems: Chinese entry in semiconductor M&A, including that of Canyon Bridge M&A funding stall due to the chronic low gross margin problem Cypress is on the M&A sidelines as the semiconductor Industry is consolidating rapidly Cypress must participate in M&A in the next year, or the current window may be closed The semiconductor industry is consolidating rapidly. In 2016 alone, the total value of M&A deals climbed to $118 billion, more than the previous four years combined. This situation is reminiscent of the U.S. automotive industry in the early 1900s when over 100 car companies consolidated into the Big Three Cypress has acquired 32 companies–about one per year for three decades–to grow revenue and to offset the market decline of its two founding memory businesses, SRAM and Flash Businesses acquired through M&A activity now account for well over half of the revenue of Cypress

The Canyon Bridge Conflict The 13th five-year plan of the Peoples’ Republic of China (PRC) calls for reducing imports of semiconductor chips by increasing indigenous production from 30% to 70% of consumption (2.3x), according to McKinsey & Co. A new high-tech PE firm, Canyon Bridge, was funded with $1.5 billion by the PRC A letter from 20 members of Congress (pages A4-A7) noted that Canyon Bridge is incorporated in Delaware, but funded by the PRC, and stated that: Canyon Bridge “appears to be a legal construction intended to obfuscate the involvement of numerous PRC state-owned enterprises…” New data from an SEC filing by Canyon Bridge Management Corp.*: principal place of business, Beijing, China owned by H. Raymond Bingham, Benjamin Bin Chou, and Hong John Kao has access to $1.5 billion in investment funds received cash in the amount of $6,147,541 representing management fees for the period from the commencement of operations to December 31, 2016 also received in advance $30,000,000 in cash representing management fees related to fiscal year 2017 H. Raymond Bingham, Benjamin Chou, and Hong John Kao are also owners of Canyon Bridge Capital Partners, LLC, which is eligible to receive a 20% carried interest+ distribution Ray Bingham therefore has a significant financial interest in this sovereign-funded PE fund, whose first announced transaction was to acquire U.S. chipmaker, Lattice Semiconductor. Cypress engaged in a potential acquisition of Lattice on three occasions. Lattice is thus in the same target M&A market for both Cypress and Canyon Bridge, demonstrating a clear conflict of interest. Mr. Bingham’s conflict of interest will continue as long as he is simultaneously employed and compensated by two companies that compete with each other in semiconductor M&A. *Quotes from SEC Form ADV Part 2 Brochure: “Canyon Bridge Management Corp.,” 1/26/17 +Based on proceeds generated from the sale of fund investments, in an amount equal to 20% of the profits from the disposition of each portfolio investment made by the fund, after the return of invested capital and a preferred return to limited partners

The Board Has Looked the Other Way on Canyon Bridge Cypress’s Board-approved Code of Business Conduct and Ethics sets forth crystal-clear policies on conflict of interest “Conflict of Interest: A conflict of interest exists where the interests or benefits of one person or entity conflict with the interests or benefits of the Company.” “Our policies prohibit any employee from accepting simultaneous employment of any kind without written permission of the Company, and prohibit any employee from accepting simultaneous employment with a Company supplier, customer, developer or competitor.” “It is a conflict of interest to serve as a director of any company that competes with the Company.” “Although you may serve as a director of another company, our policy requires that you first obtain approval from the Company's Chief Financial Officer before accepting a directorship.” “Additionally, you must disclose to the Company any interest that you have that may conflict with the business of the Company.” “Employees, agents, or contractors should always try to avoid even the appearance of impropriety.” When Mr. Rodgers called the phone number on the Canyon Bridge press release to gather information, the Cypress CFO’s secretary answered the phone within Mr. Rodgers’s earshot, “Canyon Bridge.” While economically insignificant, we believe this does give a bad leadership message and an “appearance of impropriety” to other Cypress employees Mr. Benhamou has failed to follow the Code of Business Conduct and Ethics, or even to mention it, despite having responsibility as Lead Independent Director to enforce it Source: CY Code of Business Conduct and Ethics November 26, 2016, SEC filings

Ray Bingham’s “Mentoring” of CEO Hassane El-Khoury In a formal succession planning process in late 2015, T.J. Rodgers named Hassane El-Khoury to succeed him as Cypress’s second CEO. The board unanimously approved the plan Rodgers reasoning: 1) that El-Khoury did a superior job in starting up the Cypress automotive business unit, 2) that as an automotive engineer and marketing-oriented person, he has the right skills to move to what is now called Cypress 3.0, and 3) that he was the right person to replace T.J. Rodgers, a technology and operations “inside guy” Nonetheless, Ray Bingham blocked Hassane’s promotion from 4/16 to 8/16, despite having voted for the succession plan, and launched an expensive CEO search. T.J. Rodgers believed in the succession plan and fought to help Hassane become CEO In August, 2016, Mr. Bingham pushed a single, yes-or-no vote through the Board to create a new executive chairman position at Cypress–an extra layer of management that had not been needed for 35 years Its ostensible purpose was to mentor the new CEO It was to be a temporary position The excessive compensation was pre-approved and thus not even debated Mr. Benhamou, Chairman of the Compensation Committee, approved the excessive compensation The Board, including T.J. Rodgers, voted unanimously to elect and help mentor the new CEO We believe that Mr. Bingham has not mentored well: He did not travel with the new CEO to his first three investor meetings, according to CFO Thad Trent His attendance at work was sporadic, just 2 days and 11 total hours per week from Aug 22 to Dec 2 He is not an expert on Cypress’s most difficult problem: low gross margin We believe CEO El-Khoury is doing a good job on Cypress 3.0, but could use help on the gross margin problem

Cypress’s overall operational performance has been reasonable since April 2016, but Cypress has a gross margin problem that, compounded with high debt, keeps it on the M&A sidelines A 5% increase in Cypress gross margin would: increase cash flow by $100 million per year increase debt capacity by $370 million put Cypress back into M&A–at least for profitable “tuck-in” acquisitions The 40.1% gross margin in Q4’16 produced an operating cash flow of $89.8 million, which was used to pay the $35.4 million dividend and to buy $11.9 million in capital equipment. That left only $42.5 million in cash to service debt–just enough to cover interest payments–but not to reduce debt significantly Gross margin in Q1’17 declined to 39.3%, and Cypress produced operating cash flow of only $25.7 million The gross margin problem keeps Cypress on the M&A sidelines, reducing stockholder value. Camillo Martino and Dan McCranie can expertly mentor on this problem. Source: CY press releases and sell side analyst reports Cypress is on the M&A Sidelines at a Critical Time

Do What’s Right For Cypress We believe the Cypress Board should focus on stockholder value rather than circling the wagons We believe Nominees J. Daniel McCranie and Camillo Martino can help the Cypress Board: enhance stockholder value with their exceptional experience restore compliance with the Cypress Code of Business Conduct and Ethics eliminate the Canyon Bridge conflict of interest problem eliminate the expensive executive chairman position mentor the new CEO effectively without demanding excessive pay We ask stockholders to elect Dan McCranie and Camillo Martino at the 2017 Annual Meeting of Stockholders

Appendix

Cypress First

CypressFirst Nominee – Camillo Martino

Camillo Martino



- Career semiconductor industry executive, focusing on corporate operations and international marketing
- Age: 55
- Education: B.App.Sc (in Electrical Engineering) Melbourne, Univ., 1983, & Grad Dip (in Digital Comm.), Monash Univ. 1987

- Board of Directors, MosChip, 2017-present
- Board of Directors, MagnaChip Semiconductor, 2016-present
- Board of Directors, VVDN Technologies, a private company, 2016-present
- Board Vice Chairman, communications & security software company SAI Technology, 2015-present
- Director and CEO, connectivity chipmaker, Silicon Image, Inc., 2010-2015
- Director SAI Technology, Inc., 2007-2010, COO 2008-2009
- President, CEO and Director of storage technology company Cornice Inc., 2005 – 2007
- Executive Vice President and COO of SoC chipmaker Zoran Corporation, 2001 – 2005
- Multiple positions over a nearly 14-year tenure in four countries, National Semiconductor, 1987-2000
- Grad. Dip. In Digital Communications, Monash University, 1987
- B.App.Sc Electrical Engineering (EE), University of Melbourne, 1983

A1

www.CypressFirst.com

CypressFirst Nominee – J. Daniel “Dan” McCranie

CypressFirst

J. Daniel McCranie



- Senior semiconductor industry executive, skilled in electronic systems design, marketing, sales and Management
- Over 14 years direct experience with Cypress as operating executive and Board member
- Age: 73
- Education: BSEE Virginia Tech , 1966

Operating Experience – 50 years in Tech Industry

- **CEO: SEEQ Technology (SEEQ),** 1986 – 1993
- **CEO: Virage Logic (VIRL)**, 2006 – 2010
- **EVP Sales and Marketing: Cypress Semiconductor** , 1994 – 2001 and 2014 – 2015
- **EVP Sales and Marketing: SEEQ Technology**, 1981 – 1986
- **EVP Sales and Marketing: Harris Corporation**, 1980 – 1981
- **Design / Technical Sales Management: AMD , AMI, Signetics, Digital Development, General Dynamics, Pan American world Airways**
- **Design / Technical Sales Management: AMI**
- **Design / Technical Sales Management: Signetics**
- **Design / Technical Sales Management: Digital Development**
- **Design / Technical Sales Management: General Dynamics**
- **Design / Technical Sales Management: Pan American World Airways**

Board Experience – 10 Public Boards

- **Board of Directors: Mentor Graphics**, 2012-present
- **Board of Directors: Freescale Corp**, 2011-2014
- **Board of Directors: Cypress Semiconductor**, 2005-14
- **Board of Directors: Actel Corp**, 2004-2010
- **Board of Directors: Virage Logic**, 2003-2010
- **Board of Directors: Asat Holdings**, 2002-2004
- **Board of Directors: ON Semiconductor Corp**, 2001-2017
- **Board of Directors: Xicor Corp**, 2000-2004
- **Board of Directors: California Micro**, 2000-2004
- **Board of Directors: SEEQ**, 1986-1994

A2

www.CypressFirst.com

CypressFirst

CypressFirst Nominator – T.J. Rodgers

T.J. Rodgers



Founding CEO of Cypress Semiconductor in 1982. Served as the Company's President and CEO until April 2016. Rodgers is the largest non-institutional Cypress stockholder controlling the vote of an aggregate of 8.7 million shares of common stock.

- Founding CEO, Cypress Semiconductor, 1982-2016
  - Took startup to $1.8 billion in revenue
  - Achieved world No. 1 rank: SRAMs, NOR Flash memories
  - Raised funding of $4.38 billion ($40M venture, $118M IPO & stock sales, $4.23B convertible/debt)
  - Returned capital of $8.50 billion ($4.00B stock repurchase, $1.48B debt repayment, $425M cash dividends, $2.60B SunPower spinout)
- Chairman, WaterBit (precision agriculture), 2017-present
- Director, Enphase (solar electronics), 2017-present
- Director, Enovix (silicon-lithium ion batteries), 2012-present
- Director, Bloom Energy (fuel cells), 2003-present
- Chairman, DecaTech (chipscale electronics packaging), 2009-2016
- Chairman, Agiga Technologies (non-volatile memories), 2010-2016
- Chairman, SunPower Corporation (NASDAQ: SPWR), 2002-2008
- Chairman, Semiconductor Industry Association, 1999
- Static RAM Product Line Mgr, Advanced Microdevices (NASDAQ: AMD), 1979-1982
- Director Static RAM Technology, American Microsystems (NASDAQ: AMI), 1975-1979
- MSEE, PhDEE Solid State Electronics, Stanford University 1973, 1975
- Trustee Emeritus, Dartmouth College, 2004-2012
- BA Physics and Chemistry, Salutatorian, Dartmouth College, 1970

A3

www.CypressFirst.com

A4

A5

A6

A7

A8 “The purpose of this memo is to respectfully suggest that you lead an effort to eliminate Cypress’s Executive Chairman position, based on its cost vs. benefit.”

Date:
To:
Author:
Author File#:
SUBJECT:
cc:
Attachment:
T.J. RODGERS
Internal Correspondence
5/1/2017
Mike Wishart
TJ Rodgers
TJR#1264
Camillo Martino as a Board Candidate
Camillo Martino, Dan McCranie
Camillo Letter 5/1/2017
The attached shows he is exceptionally qualified. Would you please take a look at this before our 5pm call?
1

CAMILLO MARTINO
May 1, 2017
Dr. T.J. Rodgers
575 Eastview Way
Woodside, CA 94062
Dear T.J.:
In response to your question of why I think I am certainly qualified and even highly suitable for the Cypress Semiconductor Board, please allow me to share with you some of my thoughts.
1.     Academic Strengths
Bachelor of Applied Science, Melbourne University
Graduate Diploma in Digital Communications, Monash University
I am a systems engineer, not a chip engineer-this is what “Cypress 3.0” is about
2.     Professional Strengths (employment experiences that I believe are important to
Cypress Semiconductor Board)
Telstra- Communications Engineer.
National Semiconductor
I was field solutions engineer with significant automotive and off-shore experience.
o Field Applications Engineering, Business Management, Operations Management. o USA, Japan, China & Australia.
o PC market, Automotive market, Industrial market, Communications market.
Zoran Inc. - as Chief Operating Officer
o Headquartered in Silicon Valley, with very strong Israeli influence due to strong and charismatic Founder.
o Major engineering and business operations in Silicon Valley, Israel and China.
o Responsible for >97% of employees, excluding CFO and Corporate Development.
o After losing money upon joining the company, revenue grew four-fold over a four-year period.
I have dramatically improved the finances of one public company-this addresses the
Cypress gross margin problem.
Most importantly, I was able to integrate three separate international operational teams into one very well synergistic global operation.
I have successfully run a diversified international company.

• Silicon Image- as Chief Executive Officer & Board member
• Headquartered in Silicon Valley, with very strong Korea influence due to strong and charismatic Founder.
I have supported strong CEOs, on two occasions, and this is the Cypress model.
o Company’s revenue had halved during three-year period just prior to my joining.
Revenue substantially increased again and generated profits to enable stock buy -
backs.
• Built very strong engineering teams in China and India to complement key engineering team in Silicon Valley.
I understand how to build and manage engineering in China and India.
o Rebuilt trust between management team and Board.
MagnaChip- As Board member
Listed on NYSE, with vast majority of operations in Korea.
Joined the Board via a settlement agreement between Activist shareholder and
Company.
Company fought with Activist Shareholder for one year prior to new Board members joining, and then agreed to allow us to join.
Board is now happy that I am on the Board as an active and cooperative member representing shareholders.
I have built trust with management after an activist battle.
CEO is also very happy that I am on the Board. He calls me and meets with me frequently as he values my opinion. Most importantly, the CEO values the fact that I have been in his shoes, have faced similar challenges (operational, strategic, financial, etc.), and that I have made myself available to him as required.
CEOs value my advice
As a result of being both a cooperative and effective member of the Board, I was then appointed to the Chair of Compensation Committee as well
Board member to other non-competitive (private & public) companies to Cypress
Semiconductor
Manufacturing, software, systems, semiconductor technologies
Cybersecurity, enterprise storage, loT (industrial, healthcare, mining) markets
I have worked on software and toT.
3.     Cultural Strengths
Born in Australia, whose children were born in Japan, and whose parents were born in
Italy.
Citizen of both USA and Australia.
Worked inside the USA for 20 years... and more importantly, I have worked outside of the USA for 13 years.

In summary, I believe I have the academic, professional and cultural skills that are very important for any leader to possess (be it an operational leader or as a board member). More importantly, I have the ability to “listen” and not pre-judge a situation
The bottom line is that I have built a career in getting diverse professional and cultural groups to listen to each other and work together (for example, engineering teams with business teams, management teams with Boards of Directors and Company with Shareholders).
I am an enabler of the cross-functional cooperation that creates stockholder value.
Best regards, Camillo Martino

Camillo Martino Relative Qualifications

	Non-Cypress Semiconductor Experience			Electrical Engineering Degrees	Industry Focus
	CEO	Public Boards	Operations		
Nominees:					
McCranie, J. Daniel	✓✓	✓✓✓✓ ✓✓✓✓ ✓✓	✓	✓	Semiconductor
Martino, Camillo	✓	✓✓✓	✓	✓	Semiconductor
Current Directors:					
Albrecht, W. Steve	x	x	x	x	Accounting
Benhamou, Eric A.	x	x	x	✓	Communications
Bingham, Ray	x	✓✓✓	x	x	Software
El-Khoury, Hassane	x	x	x	✓	Semiconductor
Kwon, O.C.	✓	✓✓	✓	x	Semiconductor
Van Den Hoek, Wilbert	x	x	x	x	Semiconductor Equipment
Wishart, Michael S.	x	✓	x	x	Investment Banking

Compare

Camillo Martino

• Career semiconductor industry executive, focusing on corporate operations and international marketing
• Age: 54
• Education: B.App.Sc. Electrical Engineering, Univ. of Melbourne,
1983, Grad Dip. in Digital Comm., Monash Univ. 1987
Operating Experience - 30 years in Tech Industry
CEO: Silicon Image 2010-2115
CEO: Cornice, Inc 2001-2005
COO: SAl Technology 2008-2010
COO: Zoran 2001-2005
Marketing & International Experience
@National Semiconductor 1987-2000
North America, Business Unit Director 1997-2000
Tokyo, Business Unit Director 1991-1996
Hong Kong, Marketing 1990-1991
Australia, Technical Applications 1987-1990
Board Experience- 4 Public Boards, 1 Private Board
Board of Directors: MagnaChip Semiconductor 2016-present
Board of Directors: WON Technologies (Private) 2016-present
Board Vice Chairman: SAl Technology 2015-present
Board of Directors: Silicon Image, Inc. 2010-2015
Board of Directors: SAl Technology,Inc. 2007-2009
Board of Directors: Cornice Inc. 2001-2005